UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2014

INFINITE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-21816	52-1490422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Office Park Way
 Pittsford, New York 14534
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (585) 385-0610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

The information required by this item is stated in Item 2.03 which is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant

On December 1, 2014, Infinite Group, Inc. (“IGI” or the “Company”) entered into an unsecured line of credit financing agreement (the “Agreement”) with Donald W. Reeve.  The Agreement was approved by a majority of the Board of Directors (the “Board”), and Mr. Reeve, a member of the Board, abstained from voting.  The Agreement provides for working capital to IGI of up to $400,000 through December 31, 2017.  IGI will provide Mr. Reeve with a report stating the use of proceeds for each pending draw under the line of credit.  Borrowings of $100,000 or more will bear interest at the prime rate plus 2.85% (effective rate of 6.10% at December 1, 2014).  Principal and interest will be repaid monthly using an amortization schedule for a 15 year fully amortizing loan.  As payment of an origination fee under the Agreement, IGI issued Mr. Reeve 600,000 shares of its common stock and an option to purchase 600,000 shares of its common stock at an exercise price of $.05, all of which were immediately vested.

On December 1, 2014, IGI borrowed $100,000 under the Agreement with proceeds to be used for working capital.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Line of Credit Note Agreement which is attached as Exhibit 10.1 hereto.

Section 3 – Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities

On December 1, 2014 in connection with the Agreement, the Company issued 600,000 shares of common stock to Mr. Reeve, a member of the Board, as payment of an origination fee having a fair market value of $30,000.  The Company also issued Mr. Reeve as payment of an origination fee a stock option for 600,000 common shares at an exercise price of $.05 per share. The option vested immediately and has a term of ten years.  The securities were acquired for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof, and contain customary restrictions on transfer.  The issuances of the securities are exempt from registration under the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereunder, as a transaction by an issuer not involving any public offering.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Line of Credit Note Agreement between the Company and Donald W. Reeve dated December 1, 2014

10.2	Stock option agreement between the Company and Donald W. Reeve dated December 1, 2014

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INFINITE GROUP, INC.

December 4, 2014	By:	/s/ James Villa
James Villa
President and Chief Executive Officer